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                                                                    EXHIBIT 3.21

                    [GREAT SEAL OF THE STATE OF NEW MEXICO]

                                 OFFICE OF THE
                          PUBLIC REGULATION COMMISSION

                           CERTIFICATE OF ORGANIZATION

                                       OF

                          AHS RESEARCH AND REVIEW, LLC

                                     2328086

                  The Public Regulation Commission certifies that the Articles of Organization, duly signed & verified pursuant to the provisions of the

                          LIMITED LIABILITY COMPANY ACT
                         (53-19-1 TO 53-19-74 NMSA 1978)
         have been received by it and are found to conform to law.

           Accordingly, by virtue of the authority vested in it by law, the Public Regulation Commission issues this Certificate of Organization and attaches hereto, a duplicate of the Articles of Organization.

         Dated: MARCH 12, 2003

                           IN TESTIMONY WHEREOF, THE PUBLIC REGULATION OF THE STATE OF NEW MEXICO HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS CHAIRMAN AND THE SEAL OF SAID COMMISSION TO AFFIXED AT THE CITY OF SANTA FE.

                                                 /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                           CHAIRWOMAN

                                                 /s/ [ILLEGIBLE]
                                                 -------------------------------
                                                          BUREAU CHIEF

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                            ARTICLES OF ORGANIZATION

                                       OF

                         AHS RESEARCH OF AND REVIEW, LLC

The undersigned, acting as organizer of a limited liability company pursuant to the New Mexico Limited Liability Company Act, adopt the following Articles of
Organization:

ARTICLE ONE: The name of the limited liability company is AHS RESEARCH AND REVIEW, LLC.

ARTICLE TWO: The period of the Company's duration is perpetual.

ARTICLE THREE: The name and address of the registered agent are:

                          Corporation Service Company
                          125 Lincoln Avenue, Suite 223
                          Santa Fe, New Mexico 87501

ARTICLE FOUR: The address of the initial principal office of the Company is:

                          One Burton Hills Blvd., Suite 250
                          Nashville, TN 37215

ARTICLE FIVE: All powers of the Company shall be exercised by or under the authority of, and the business and affairs of the Company managed under the direction of, its Managers. The number of Managers shall be fixed by resolution of the Managers from time to time, subject to the applicable provisions of the Act and the Company's Operating Agreement.

ARTICLE SIX: The Company has one member as of the effective date of the filing of these Articles of Organization.

         IN WITNESS WHEROF, the undersigned has duly executed these Articles of Organization this 7th day of March, 2003.

                                                 /s/ Stephen C. Petrovich
                                                 -------------------------------
                                                 Stephen C. Petrovich, Organizer

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                     AFFIDAVIT OF ACCEPTANCE OF APPOINTMENT
                     BY DESIGNATED INITIAL REGISTERED AGENT

STATE OF Florida     )

COUNTY OF Leon       )

The undersigned hereby accepts appointment as registered agent for AHS Research and Review, LLC a limited liability company, which is named in the annexed Articles of Organization.

                                                --------------------------------
                                                  Registered Agent's Signature
                                                          (Individual)

                                            OR

                                                 Corporation  Service  Company
                                                --------------------------------
                                                     Registered Agent's Name
                                                        (corporation, LLC)

                                          By  /s/ Deborah D. Skipper
                                              ----------------------------------
                                  Signature of Agent's authorized representative
                                                  Deborah D. Skipper
                                                   Asst. V. Pres.

Subscribed and sworn to before me on 3/11/2003 by Deborah D. Skipper to me known to be the person described in and who executed the foregoing instrument and acknowledged that he/she executed the same as his/her free act and deed.

(NOTARY SEAL)

/s/ Cynthia L. Harris
-----------------------
     Notary Public

My Commission Expires:[NOTARY PUBLIC STATE OF FLORIDA SEAL]   [ILLEGIBLE]